Property Management Service Contract Agreement No. CX-2019-20-04 Chapter I General Principals Article 1: Parties of the Contract Client (hereinafter referred to as “Party A”): eHealth China (Xiamen) Technology Co., Ltd. Assignee (hereinafter referred to as “Party B”): Xiamen Software Industry Investment and Development Co, Ltd. Party A and Party B shall hereinafter be referred to collectively as the Parties. Article 2: In order to regulate the property management within the Xiamen Software Park, (“Park”) to clarify the rights and obligations between the Owners (users) and the Property Management office, to ensure the reasonable usage of the property of the Xiamen Software Park, to build an environment of neatness, security and comfort, in accordance with relevant state laws and regulations, considering the practice of the Software Park, the Parties concluded this contract, based on friendly negotiation. Article 3: Party A rents the property of the Xiamen Software Park. The premises of the lease are Room 8F-B of Chuangxin Building, Xiamen Software Park, with a chargeable area of 1250.89 m2. In accordance with the relevant property management statutes and decrees, Party A and owners of this property and other users consign the property to Party B, and Party B will provide Party A with uniform and chargeable property management services discussed below. Article 4: The beneficiary of the service provided by Party B are the owners and users of the property of the Xiamen Software Park; Party A and owners of this property and any other users shall follow this contract and bear corresponding responsibilities. Chapter II Property Management Services During the term of this Contract, Party B shall provide the following property management services: Article 5: Maintenance, conservation, and management of the public area of the building including without limitation: floor cap, roof, outside wallboard, bearing structure, staircase, hallway and hall. Article 6: Maintenance, conservation, operation and management of public facilities and equipment, including without limitation: shared main water pipe, rainspout, public lighting, fire control water pump room, fire control facilities and equipment, rooftop water tank and elevator. Article 7: Maintenance, conservation and management of the accessorial construction and structure of the property including without limitation: path, extraventricular service pipe and drainpipe, cesspool, ditch, pool, well, bicycle shed, parking lot and trash can. Article 8: Conservation and management of public green belt. Article 9: Sanitation of public area, including without limitation: the sanitation of public area and shared area of the building, and gathering, transporting and cleaning garbage. Article 10: Management of traffic and parking. Article 11: Maintenance of security including without limitation: security at the gates, surveillance and patrolling. Page 1 of 5

Article 12: Owners and users are responsible for maintenance and conservation of the other areas of the building, facilities and equipment occupied or owned by themselves; if required and consigned, Party B may accept and charge the consigner based on the price negotiated by both parties otherwise. Article 13: Maintenance, conservation of the leased area of the building, the adjacent parts of the equipment of Party A and any item requiring services of Party B by special arrangement. Chapter III Property Management Service Fees Article 14: Party B accepts all of the above service requirements. In accordance to the statute of property management, Party B can charge all owners and users the following fees: 1 Property Management Fee The property management fee is charged for property management services provided by Party B, which excludes fees for maintenance, renewal, remodeling of public area of the building, shared facilities and shared equipment, and fees for maintenance of self-managed area, water and electricity, parking lots. Party B shall charge Party A RMB3.35 per square meter per month (including tax, tax rate 6%). The following items fall under property management services: 1) Sanitation of the public area, including without limitation cleaning and clearing away the garbage in hallway, corridor, section paths, stairs, elevator (hall), green belt and parking lots; 2) Daily conservation of shared area of the building, public facilities and shared equipment; 3) Safety surveillance including: security, fire protection, patrolling around the building, 24-hour security shift; 4) Conservation and management of the environment; 5) Management of parking lots and parking order of vehicles. 2 Public Maintenance Fee Public maintenance fee is charged for daily maintenance, renewal and remodeling of the public area of the building, public facilities and shared equipment. Any maintenance expenses, no matter regular routine expenses, or incidental large-amount maintenance expense, major or medium maintenance, renewal, and remodeling expenses should be shared by all owners and users pro rate. In the event that such expenses exceed the aggregate public maintenance fee collected from all owners and users, Party B shall be responsible for paying such excess amount. Maintenance expenses should be paid out of the aggregate public maintenance fee collected from all owners and users. All owners and users using the premises shall pay RMB 0.65 yuan per m2 per month for the public maintenance fee from the day they begin to use the building. (This is not VAT collection, only receipts are provided). 3 Water and Electricity Fees (1) Private-consumed water and electricity fees: This fee shall be collected by actual readings of the relevant meters. Party A should pay water and electricity bills in time every month, otherwise, Party A will be responsible for delaying the payment for water and electricity bills. A late fee for water and electricity charges will be collected from the due date till the actual payment date, at a rate of 0.3% of the total late fee each day. If Party A doesn’t pay water or electricity fees after notice from Party B, Party B has the right to suspend the power and water supply in accordance to relevant laws and regulations regarding the supply of water and electricity, and Party B is entitled to claim the water and electricity fees as well as the late fees (including tax). (2) Public-consumed water and electricity fees: The sharing of public-consumed electricity of the property is based on the leased area. The actual cost of public-consumed water shall be shared by all owners and users of this property at reasonable proportions; in each current month, Party A shall pay its monthly share of the cost for the previous month; Party B shall calculate the shared costs based on the actual cost of the public-consumed water for the previous month and the square meters rented by each owner or user, and collect from all owners and users of the property (including tax). Page 2 of 5

4. Air Conditioner Service Fees The air-conditioning electricity fee during the air-conditioning use period is charged per square meter per month (including tax). The air-conditioning service fee is charged per square meter per month (including tax). The air- conditioning operation time is annually from May to October, Monday to Friday, 8:00-17:30, holidays are closed. 5. Special Services Fees Service items that any individual owner (user) needs and consigns to Party B shall be reasonably charged based on negotiation of the parties. Article 15: Management Service Fees to Be Paid by Party A: 1. Property Management Fee and Public Building Maintenance Fee: shall be paid every quarter, calculated by the square meters rented by Party A. It shall be paid with the first 15 days of the second month of each quarter. The property management fee for each quarter is RMB 12,571, and the maintenance fee for each quarter is RMB 2,439. 2. Water and Electricity Fee: Shall be paid promptly each month according to invoices provided by Party B (enclosed with a list of charged water and electricity fees and a list of calculated share) 3. Special service fees and fixed parking lot fees shall be paid according to contracts of the parties. 4. Air-conditioning service fee: Shall be paid monthly according to the receipt of Party B's charge. The monthly air-conditioning electricity fee is RMB 6,254, and the monthly air-conditioning service fee is RMB 8,756. 5. Large items clearing freight: the large pieces of garbage resulting from furniture replacement, purchase equipment, exhibition layout, etc., shall be handled by Party A itself. If Party A need to entrust Party B to clear and transport the garbage, Party A will pay separately to the Party B according to the actual amount of garbage. Article 16: If Party A delays the payment of property management fees or pertinent fees, Party A shall be liable for a late fee of 0.5% of total due payments each day, starting from the due date till the actual payment date. Chapter IV Rights and Obligations of Both Parties Article 17: Rights and Obligations of Party A Party A shall be: 1. Entitled to enjoy and protect legitimate rights and interests as the owners (users). 2. Entitled to make inquiries with the management department of Party B about pertinent proceedings of property management and receive corresponding answers. 3. Entitled to make recommendations, express its opinion and criticism over any area of property management. 4. Entitled to make recommendations, express its opinion and criticism to management authority concerning the property management. 5. Entitled to request that Party B disclose the balance sheet of property management periodically. 6. Obligated to abide by the Pact of the Owners (users) of the building and pertinent property management regulations, and to comply with and carry out the resolutions passed by the property management. 7. Obligated to pay property management fees and other fees set forth in this contract on a timely basis. 8. Entitled to examine Party B’s budget and plans about major and medium maintenance, renewal, and remodeling of public facilities and equipment. Page 3 of 5

9. Entitled to inspect and oversee the income and expenses of the aggregate public maintenance fee; examine and approve maintenance items overspending the aggregate public maintenance fee. 10. Entitled to oversee and inspect the services provided by Party B. 11. Within the property of Xiamen Software Park, the following conduct is prohibited: (1) Damaging the main structure of the building. (2) Altering the design and outside features of the building without Party B’s consent. (3) Misappropriate, mangle public facilities, common areas or equipment within the Park. Move or install elsewhere the shared equipment without Party B’s consent. (4) Littering or huddling garbage and sundries. (5) Releasing toxic or harmful materials or emitting noises exceeding regulated standard. (6) Failure to park vehicles in the designated lots. (7) Other conducts prohibited by laws, regulations and the Pact of owners (users). Owners (users) and property management department have the right to dissuade and prohibit any above-mentioned conducts within the area of the Park, and have the right to claim rehabilitation or legal damages. Article 18: Rights and Obligations of Party B Party B shall be: 1. Obligated to carry out responsibilities stated in this contract and responsible for duties that are corresponding to charged items stated in this contract; but not responsible for management liability caused by delayed payment or non-payment by Party A. 2. Responsible for communication to Party A of public property management regulations, which shall be implemented after consideration and approval of the owners (users). 3. Responsible for preparing scheme and budget for major or medium maintenance, renewal, and remodeling of public facilities and equipment. Party B shall be entitled to implement such projects and pay expenditure. 4. Entitled to use the public maintenance fee within the limits of the public maintenance fee for the building as stipulated in this contract, d, and shall report the income and expenses of the project to owners (users) when each expense limit is used up. Any expenses exceeding the quota should be implemented after the approval of the owners (users), but the emergency maintenance project can be reported after repairing. 5. Entitled to charge Party A for property management services as stated in this contract. 6. Entitled to hire specialized companies to perform property management services. 7. Entitled to manage in accordance with the Pact of Owners (users) of the building and pertinent property management regulations. Any violation of the same shall be handled according to the regulations. 8. Obligated to report to owners and users about the use of the aggregate public maintenance fee annually. 9. Entitled to, in order to protect interests of the public, owners, or users, and in the event of force majeure which includes but not limited to electrical problems, fire, broken water pipes, life-saving, assisting the police, deal with Party A concerning Party A’s loss caused by emergent measures taken by Party B according to relevant laws and regulations. Page 4 of 5

Chapter V Miscellaneous Provisions Article 19: The two parties can supplement or amend terms of this contract if such supplement or amendment is agreed to in writing by the Parties. Such supplement or amendment shall have the same effectiveness as this contract. Article 20: The annex to this contract is an integral part of the contract. This contract and its attachments have the same effectiveness. However, the original intention of the terms of this contract shall not be modified. Matters not covered in this contract, its accessories, or supplemental agreement shall follow laws, statutes and regulations of the People’s Republic of China. Article 21: Any dispute occurred during the implementation of this contract shall be settled through negotiation of both parties or intermediation of the appropriate administrative authority. In the event of an unsuccessful negotiation or intermediation, this dispute shall be submitted to the people's court in the place where Party B is located.. Article 22: The term of this contract shall be from Sept. 15th, 2019 to Sep.14, 2020. Upon expiration of this Contract, this contract can be automatically extended twice if the parties has no objection. The contract term for each extension is one year. If the parties have objections, they must notify the other party in writing one month before the contract expires. Article 23: There are two copies of the contract, each party holds one copy, and each copies bears equal legal validity. Party A: eHealth China (Xiamen) Technology Co., Ltd. Representative: [/s/ Stamped Official Seal] Bank Account: Account No.: Date: Sep.2, 2019 Party B: Xiamen Software Industry Investment and Development Co, Ltd. Representative: Wang Hua 王华 [/s/ Stamped Official Seal] Beneficiary Name: Xiamen Software Industry Investment and Development Co, Ltd. Bank Account: High-tech Park Sub-branch of CITIC Bank, Xiamen Account No.: Date: Sep.2, 2019 Page 5 of 5